UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           MAY 9, 2006
                                                -------------------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)


              001-16413                                  58-2554464
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      (Commission File Number)               (IRS Employer Identification No.)

 807 DORSEY STREET, GAINESVILLE, GEORGIA                   30501
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     Regulation FD Disclosure.

     Information is being furnished in Exhibit 99.1 with respect to letters to be mailed to shareholders of NBOG Bancorporation, Inc. beginning May 10, 2006. These materials provide an overview of NBOG's merger with Nuestra Tarjeta de Servicios, Inc. NBOG will also file a Form 8-K with the material terms of the agreement no later than May 11, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NBOG BANCORPORATION, INC.

Dated: May 9, 2006.
                                       By: /s/ W. Bryan Hendrix
                                           ------------------------------------
                                       Name: W. Bryan Hendrix
                                             ----------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------